--------------------------------------------------------------------------------
ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------




                             PRELIMINARY TERM SHEET
                           AND COMPUTATIONAL MATERIALS


                             ONCOR ELECTRIC DELIVERY
                          TRANSITION BOND COMPANY LLC,
                                     ISSUER


                                  $500,000,000
                         TRANSITION BONDS, SERIES 2003-1

                    ONCOR ELECTRIC DELIVERY COMPANY, SERVICER



            [ONCOR LOGO]                     [MAP ONCOR SERVICE TERRITORY]
        [GRAPHIC][OMITTED]                         [GRAPHIC][OMITTED]






Morgan Stanley & Co. Incorporated                           Lehman Brothers Inc.
   Goldman, Sachs & Co.                                 Merrill Lynch & Co.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


                                  $500,000,000
              ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
                   TRANSITION BONDS ("BONDS"), SERIES 2003-1

                                SUMMARY OF TERMS

TRANSACTION OVERVIEW

     Oncor Electric Delivery Company ("Oncor") has established a bankruptcy-remote special purpose subsidiary company that will issue taxable debt securities secured by the right to receive revenues arising from transition charges from all retail electric customers in Oncor's service territory. This is in accordance with a financing order issued by the Public Utility Commission of Texas ("PUCT") on August 5, 2002 (the "Financing Order"), which became final and non-appealable on January 30, 2003. This transaction is part of the Texas Electric Utility Restructuring Act, which implemented competitive electric generation and retail markets in the State of Texas, and authorized Texas electric utilities to finance their generation-related regulatory assets and certain qualified costs. The proceeds of the Bonds will be paid to the parent company, Oncor, and will be used by Oncor to repurchase or retire its debt or equity.


ANTICIPATED BOND STRUCTURE


---------------------------------------------------------------------------------------------------------------------------------
                                                                   EXPECTED
                                       EXPECTED                     AVERAGE      PAYMENT    PAYMENT
            SIZE      TRANCHE           RATINGS          FIXED/       LIFE        WINDOW        WINDOW       EXPECTED     LEGAL
  CLASS     ($MM)      TYPE         (MDY/S&P/FITCH)     FLOATING    (YEARS)      (YEARS)       (MONTHS)      MATURITY    MATURITY

---------------------------------------------------------------------------------------------------------------------------------
  [A-1]     [105]    Sequential     [Aaa/AAA/AAA]         [  ]      [2.00]      [3.0 yrs;        [37]         [2/07]      [2/09]
                                                                              (2/04-2/07)]
---------------------------------------------------------------------------------------------------------------------------------
  [A-2]     [124]    Sequential     [Aaa/AAA/AAA]         [  ]      [5.00]      [3.0 yrs;        [37]         [2/10]      [2/12]
                                                                              (2/07-2/10)]
---------------------------------------------------------------------------------------------------------------------------------
  [A-3]     [128]    Sequential     [Aaa/AAA/AAA]         [  ]      [8.00]      [3.0 yrs;        [37]         [2/13]      [2/15]
                                                                              (2/10-2/13)]
---------------------------------------------------------------------------------------------------------------------------------
  [A-4]     [143]    Sequential     [Aaa/AAA/AAA]         [  ]      [10.83]     [2.5 yrs;        [31]         [8/15]      [8/17]
                                                                              (2/13-8/15)]
---------------------------------------------------------------------------------------------------------------------------------


ISSUER............................     Oncor Electric Delivery Transition Bond
                                       Company LLC, a bankruptcy-remote,
                                       Delaware limited liability company,
                                       wholly-owned by Oncor.

PARENT/SELLER/SERVICER............     Oncor, a regulated electric transmission
                                       and distribution ("T&D") utility wholly-owned by TXU US Holdings.

                                       Oncor provides delivery services to
                                       retail electric providers in its service territory, which sell electricity to over 2.9 million points of delivery in north-central, eastern and western Texas.

PUCT
FINANCIAL ADVISOR.................     Saber Partners, LLC ("Saber") (co-equal
                                       decision maker with Issuer)

EXPECTED RATINGS
(MOODY'S/S&P/FITCH)...............     [Aaa/AAA/AAA]

STRUCTURE.........................     Sequential pay amortizing bonds

WEIGHTED AVERAGE LIFE PROFILE.....     Principal cannot be repaid earlier than
                                       expected unless the Bonds are accelera-
                                       ted due to an event of default. Exten-
                                       sion risk is negligible, ranging from


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


                                       [0.6-1.3] months in weighted average life under a severe stress scenario. The legislatively mandated true-up mechanism is intended to provide for the recovery of transition charge amounts sufficient to pay interest, scheduled principal and other required amounts on a timely basis.

                                       Please see "Weighted Average Life
                                       Sensitivity" for a weighted average life sensitivity analysis from forecasted levels in energy consumption.

PAYMENT DATES AND INTEREST
ACCRUAL ..........................     Semi-annually, [February 15] and [August
                                       15]. Interest will be calculated on a
                                       [30/360] basis.

USE OF PROCEEDS...................     Paid to the parent company, Oncor, and
                                       used by Oncor to repurchase or retire its debt or equity.

COLLATERAL........................     The irrevocable right to bill and
                                       collect non-bypassable (cent)/kWh(1) and
                                       (cent)/kW(2) charges from all retail
                                       electric customers ("Transition
                                       Property").

CREDIT ENHANCEMENT................     Transition charges will be adjusted
                                       through a true-up mechanism no less than annually to ensure timely payment of principal and interest. The expected ratings on the Bonds are [Aaa/AAA/AAA].
                                       This true-up mechanism is legislatively
                                       mandated. In addition, there is an
                                       overcollateralization subaccount
                                       (building up to 0.5% of the initial
                                       principal balance of the Bonds), capital subaccount (0.5% of the Bonds' initial principal balance), and reserve subaccount to further support timely payment of principal and interest.

OPTIONAL REDEMPTION...............     None.  Only a 5% de minimus principal
                                       outstanding call ("cleanup call") after
                                       the last scheduled payment date of the
                                       Bonds.

TAX TREATMENT.....................     Fully taxable

TYPE OF OFFERING .................     SEC registered

EXCHANGE LISTING..................     DTC, Clearstream and Euroclear

ERISA ELIGIBLE ...................     Yes

EXPECTED SETTLEMENT...............     [August [  ], 2003]

UNDERWRITERS......................     Morgan Stanley & Co. Incorporated, Lehman
                                       Brothers Inc., Goldman, Sachs & Co. and
                                       Merrill Lynch & Co.

INDENTURE TRUSTEE.................     The Bank of New York


Notes:
(1) Cents per kilowatt hour.
(2) Cents per kilowatt.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


[FLOATING RATE BENCHMARK].........     [6-month LIBOR, for floating rate
                                       tranches, if any]

[INTEREST RATE SWAPS].............     [For those classes of Bonds that are
                                       issued as floating rate securities, if
                                       any, the Issuer will enter into a
                                       corresponding Interest Rate Swap with a
                                       qualified swap counterparty.]

                                       [The Interest Rate Swaps, if any, will be "balance guaranty", amortizing interest rate swaps. A separate Interest Rate Swap Agreement would apply to each such floating rate class. The characteristics of each Interest Rate Swap will correspond to the related floating rate class.]

[SWAP COUNTERPARTY, IF ANY, MINIMUM
RATINGS (MOODY'S/S&P/FITCH)]......     [Moody's:
                                       (1) Both short-term credit rating and
                                       long-term credit rating of at least
                                       "P-1" and "Aa3", respectively; or (2) to the extent a short-term credit rating is not available, a long-term credit rating of at least "Aa2".]

                                       [S&P:
                                       (1) Both short-term credit rating and
                                       long-term credit rating of at least
                                       "A-1" and "A-", respectively; or (2) to
                                       the extent a short-term credit rating is not available, a long-term credit rating of at least "A+".]

                                       [Fitch:
                                       (1) A short-term credit rating of at
                                       least "F-1"; or
                                       (2) to the extent a short-term credit
                                       rating is not available, a long-term
                                       credit rating of at least "A".]


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


PARTIES TO TRANSACTION

The following chart represents a summary of the parties to the transactions underlying the offering of the Bonds, their roles and their various relationships to the other parties:


[Chart summarizing the parties to the transactions underlying the offering of the transition bonds, their roles and their various relationships to the other parties. The PUCT issued the financing order and will approve adjustments to the transition charges. US Holdings applied to the PUCT for the Financing Order, and Oncor will apply, as servicer, for transition charge adjustments. As the seller, Oncor will sell transition property and rights under the Financing Order to Oncor Electric Delivery Transition Bond Company LLC, for cash pursuant to the sale agreements. As the servicer, Oncor will service the transition property of the issuer and receive a servicing fee pursuant to the servicing agreement(s). As the administrator, Oncor will provide administrative support to its issuer and receive an administration fee pursuant to the administration agreement. As the issuer, Oncor Electric Delivery Transition Bond Company LLC, will sell the transition bonds for cash, pursuant to the underwriting agreement(s). The Bank of New York, the indenture trustee, acts for and on behalf of the holders of transition bonds pursuant to the indenture. The underwriters will sell the transition bonds for cash to the holders of transition bonds.]


Note:
(1) The application for the Financing Order was filed by TXU U.S. Holdings.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


SCHEDULED AMORTIZATION

Expected Bond Amortization Schedule


--------------------------------------------------------------------------------------------------------------------------
       DATE              CLASS A-1 ($)              CLASS A-2 ($)              CLASS A-3 ($)              CLASS A-4 ($)
--------------------------------------------------------------------------------------------------------------------------

   [8/15/2003]           [105,000,000]              [124,000,000]              [128,000,000]              [143,000,000]
   [2/15/2004]            [96,892,480]              [124,000,000]              [128,000,000]              [143,000,000]
   [8/15/2004]            [81,483,371]              [124,000,000]              [128,000,000]              [143,000,000]
   [2/15/2005]            [60,589,196]              [124,000,000]              [128,000,000]              [143,000,000]
   [8/15/2005]            [44,845,597]              [124,000,000]              [128,000,000]              [143,000,000]
   [2/15/2006]            [23,593,028]              [124,000,000]              [128,000,000]              [143,000,000]
   [8/15/2006]            [7,519,956]               [124,000,000]              [128,000,000]              [143,000,000]
   [2/15/2007]                 -                    [109,936,768]              [128,000,000]              [143,000,000]
   [8/15/2007]                                       [93,391,986]              [128,000,000]              [143,000,000]
   [2/15/2008]                                       [71,071,310]              [128,000,000]              [143,000,000]
   [8/15/2008]                                       [53,926,546]              [128,000,000]              [143,000,000]
   [2/15/2009]                                       [30,965,607]              [128,000,000]              [143,000,000]
   [8/15/2009]                                       [13,115,465]              [128,000,000]              [143,000,000]
   [2/15/2010]                                            -                    [117,447,640]              [143,000,000]
   [8/15/2010]                                                                  [98,817,384]              [143,000,000]
   [2/15/2011]                                                                  [74,271,644]              [143,000,000]
   [8/15/2011]                                                                  [54,693,847]              [143,000,000]
   [2/15/2012]                                                                  [29,184,250]              [143,000,000]
   [8/15/2012]                                                                  [8,610,762]               [143,000,000]
   [2/15/2013]                                                                       -                    [125,099,318]
   [8/15/2013]                                                                                            [103,435,697]
   [2/15/2014]                                                                                            [75,764,936]
   [8/15/2014]                                                                                            [52,889,459]
   [2/15/2015]                                                                                            [24,053,987]
   [8/15/2015]                                                                                                  -



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


WEIGHTED AVERAGE LIFE SENSITIVITY

The following table highlights the sensitivity of the weighted average lives of the various Bond classes to energy consumption levels (retail electric sales) below forecasted levels. There can be no assurance that the weighted average lives of the various classes of the Bonds will be as shown below.


-----------------------------------------------------------------------------------------------------

                   EXPECTED               AVERAGE LIVES (YRS.) ASSUMING UNIFORM ANNUAL DECLINE FROM
CLASS              WEIGHTED                           FORECASTED ENERGY CONSUMPTION
                   AVG. LIFE                [-5%]         [CHANGE]         [-15%]         [CHANGE]
-----------------------------------------------------------------------------------------------------
[A-1]               [2.00]                  [2.00]         [0.00]          [2.11]         [+0.11]
-----------------------------------------------------------------------------------------------------
[A-2]               [5.00]                  [5.00]         [0.00]          [5.10]         [+0.10]
-----------------------------------------------------------------------------------------------------
[A-3]               [8.00]                  [8.00]         [0.00]          [8.08]         [+0.08]
-----------------------------------------------------------------------------------------------------
[A-4]               [10.83]                 [10.83]        [0.00]          [10.88]        [+0.05]
-----------------------------------------------------------------------------------------------------


THIS MEANS UNDER THIS EXAMPLE, IF RETAIL ELECTRIC SALES ARE 15% LESS THAN THE FORECASTED ENERGY CONSUMPTION EACH YEAR, THE [10.83]-YEAR WEIGHTED AVERAGE LIFE OF THE A-4 CLASS WOULD BECOME [10.88] YEARS. PLEASE NOTE THAT OVER THE LAST TEN YEARS, ONCOR'S ANNUAL FORECAST ERROR HAS NOT EXCEEDED 6%, AND ITS TEN-YEAR AVERAGE FORECAST ERROR IS LESS THAN 1% (0.77%).

For the purposes of preparing the table above, in addition to those assumptions in deriving the Scheduled Amortization, the following assumptions, among other things, have been made:

o The forecast error stays constant over the life of the Bonds and is equal to 5% or 15% as stated in the table above. The servicer will true-up transition charges ("TCs" or "Transition Charges") so as to ensure the billing of TCs necessary to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date;

o    Periodic annual standard true-ups on a transaction year basis;

o Interim true-ups have been modeled to be implemented only after a 5% variance from the expected amortization schedule (taking into account amounts in the reserve subaccount) has occurred;

o    No non-standard true-ups have been modeled; and

o    No optional redemption has been exercised.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


SOURCE OF REVENUES: HISTORICAL CUSTOMER CLASS COMPOSITION(1)

Number of Retail Electric Customers/Points of Delivery(2) by Customer Class


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     QUARTER
                                                       FOR THE YEAR ENDED                                              ENDED
             -----------------------------------------------------------------------------------------------------------------
              12/31/93  12/31/94   12/31/95  12/31/96  12/31/97   12/31/98  12/31/99  12/31/00   12/31/01  12/31/02   3/31/03
             -----------------------------------------------------------------------------------------------------------------
             NUMBER      NUMBER     NUMBER    NUMBER    NUMBER     NUMBER    NUMBER    NUMBER     NUMBER    POINTS    POINTS
             OF            OF         OF        OF        OF         OF        OF        OF         OF        OF        OF
             CUSTOMERS CUSTOMERS  CUSTOMERS CUSTOMERS CUSTOMERS  CUSTOMERS CUSTOMERS CUSTOMERS  CUSTOMERS  DELIVERY  DELIVERY
------------------------------------------------------------------------------------------------------------------------------
Residential  1,941,934 1,973,570  2,015,189 2,061,837 2,104,151  2,156,431 2,215,752 2,266,373  2,312,553 2,398,671 2,389,580
Commercial     294,190   298,391    305,240   312,304   320,690    329,570   338,514   346,195    347,643   373,182   372,380
Industrial       6,430     6,340      6,217     6,184     6,235      6,148     6,155     6,686      6,580     6,304     6,256
Other           10,283    10,721     10,491    10,334    10,229      9,544     9,292     9,059      9,400   107,302   107,844
==============================================================================================================================
Total        2,252,837 2,289,022  2,337,137 2,390,659 2,441,305  2,501,693 2,569,713 2,628,313  2,676,176 2,885,459 2,876,060
------------------------------------------------------------------------------------------------------------------------------

% of Total
------------------------------------------------------------------------------------------------------------------------------
Residential     86.20%    86.22%     86.22%    86.25%    86.19%     86.20%    86.23%    86.23%     86.41%    83.13%    83.09%
Commercial      13.06%    13.03%     13.06%    13.06%    13.14%     13.17%    13.17%    13.17%     12.99%    12.93%    12.95%
Industrial       0.28%     0.28%      0.27%     0.26%     0.25%      0.25%     0.24%     0.25%      0.25%     0.22%     0.21%
Other            0.46%     0.47%      0.45%     0.43%     0.42%      0.38%     0.36%     0.35%      0.35%     3.72%     3.75%
==============================================================================================================================
Total          100.00%   100.00%    100.00%   100.00%   100.00%    100.00%   100.00%   100.00%    100.00%   100.00%   100.00%
------------------------------------------------------------------------------------------------------------------------------


Actual Retail Electric Usage in Megawatt-hours ("MWh") by Customer Class(3)


----------------------------------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED
             ---------------------------------------------------------------------------------------------
                 12/31/93        12/31/94        12/31/95         12/31/96       2/31/97         12/31/98
----------------------------------------------------------------------------------------------------------
Residential     27,825,397      28,079,706      28,635,593       30,785,860     31,410,509      34,536,687
Commercial      32,027,871      33,447,747      34,209,316       35,407,543     36,178,973      38,407,000
Industrial      17,096,695      17,999,463      18,158,130       19,017,045     19,672,579      20,384,865
Other              436,872         445,945         452,983          465,089        476,296         485,052
==========================================================================================================
Total           77,386,835      79,972,861      81,456,022       85,675,537     87,738,357      93,813,604
----------------------------------------------------------------------------------------------------------

% of Total
----------------------------------------------------------------------------------------------------------
Residential         35.96%          35.11%          35.15%           35.93%         35.80%          36.81%
Commercial          41.39%          41.82%          42.00%           41.33%         41.24%          40.94%
Industrial          22.09%          22.51%          22.29%           22.20%         22.42%          21.73%
Other                0.56%           0.56%           0.56%            0.54%          0.54%           0.52%
==========================================================================================================
Total              100.00%         100.00%         100.00%          100.00%        100.00%         100.00%
----------------------------------------------------------------------------------------------------------


Actual Retail Electric Usage in Megawatt-hours ("MWh") by Customer Class(3) (CONTD)


------------------------------------------------------------------------------------------
                                                                                  QUARTER
                                                       FOR THE YEAR ENDED          ENDED
             -----------------------------------------------------------------------------
                  12/31/99        12/31/00        12/31/01         12/31/02        3/31/03
------------------------------------------------------------------------------------------
Residential     32,976,791      35,487,517      36,435,662       35,858,862      9,431,325
Commercial      38,671,072      39,833,924      38,738,356       41,562,864      9,357,287
Industrial      19,943,454      22,130,391      23,158,622       19,279,420      5,495,502
Other              491,455         495,323         500,878          431,412        130,774
==========================================================================================
Total           92,082,772      97,947,155      98,833,518       97,132,558     24,414,888
------------------------------------------------------------------------------------------

% of Total
------------------------------------------------------------------------------------------
Residential         35.81%           36.23%         36.87%           36.92%         38.63%
Commercial          42.00%           40.67%         39.19%           42.79%         38.33%
Industrial          21.66%          22.59%          23.43%           19.85%         22.51%
Other                0.53%           0.51%           0.51%            0.44%          0.53%
==========================================================================================
Total              100.00%         100.00%         100.00%          100.00%        100.00%
------------------------------------------------------------------------------------------


Retail Electric Revenues by Customer Class ($000s)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   QUARTER
                                                      FOR THE YEAR ENDED                                             ENDED
              -----------------------------------------------------------------------------------------------------------------
               12/31/93   12/31/94  12/31/95  12/31/96  12/31/97   12/31/98  12/31/99  12/31/00   12/31/01 12/31/02(4) 3/31/03(4)
-------------------------------------------------------------------------------------------------------------------------------
Residential   1,622,792  1,668,260 1,767,123 1,878,441 1,884,572  2,042,790 1,928,275 2,057,494  2,081,498   795,145   212,298
Commercial    1,468,837  1,525,183 1,626,348 1,677,445 1,678,988  1,763,283 1,791,908 1,826,964  1,801,432   725,991   189,122
Industrial      404,476    427,941   443,691   445,779   446,442    456,649   450,384   508,666    540,563   133,254    39,429
Other            43,904     46,493    49,330    50,675    51,035     52,790    53,637    54,189     55,277    45,992    12,590
==============================================================================================================================
Total         3,540,009  3,667,877 3,886,492 4,052,340 4,061,037  4,315,512 4,224,204 4,447,313  4,478,770 1,700,382   453,439
------------------------------------------------------------------------------------------------------------------------------

% of Total
------------------------------------------------------------------------------------------------------------------------------
Residential      45.84%     45.48%    45.47%    46.35%    46.41%     47.34%    45.65%    46.26%     46.48%    46.76%    46.82%
Commercial       41.49%     41.58%    41.85%    41.40%    41.34%     40.86%    42.42%    41.08%     40.22%    42.70%    41.71%
Industrial       11.43%     11.67%    11.41%    11.00%    10.99%     10.58%    10.66%    11.44%     12.07%     7.84%     8.69%
Other             1.24%      1.27%     1.27%     1.25%     1.26%      1.22%     1.27%     1.22%      1.23%     2.70%     2.78%
==============================================================================================================================
Total           100.00%    100.00%   100.00%   100.00%   100.00%    100.00%   100.00%   100.00%    100.00%   100.00%   100.00%
------------------------------------------------------------------------------------------------------------------------------


Notes:
(1) "Residential" grouping corresponds to the residential service regulatory asset recovery class, "Commercial" grouping corresponds to the general service secondary regulatory asset recovery class, "Industrial" grouping corresponds to the general service primary, high voltage service, instantaneous interruptible and noticed interruptible regulatory asset recovery classes, and "Other" corresponds to the lighting service regulatory asset recovery class.

(2) Due to the Texas Electric Utility Restructuring Act, Oncor was required to change its method of accounting for some customers. Prior to January 1, 2002, some points of delivery were combined into a single point of delivery and accounted for as a single customer. Oncor is now required to account for those points of delivery separately and can no longer combine them into one point of delivery.

(3) Actual usage fluctuations are highly dependent on weather and economic conditions. See "THE SERVICER OF THE TRANSITION PROPERTY -- How Oncor Forecasts the Number of Customers and the Amount of Electricity Usage" in the prospectus. There can be no assurance that future usage rates will be similar to historical experience. See "RISK FACTORS -- Servicing Risks" in the prospectus.

(4) The data for the year ended 12/31/02 and quarter ended 3/31/03 represents only transmission and distribution revenues and are, therefore, not directly comparable to prior years due to the separation of the retail business from the transmission and distribution business, pursuant to the Texas Electric Utility Restructuring Act.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

--------------------------------------------------------------------------------
ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


ALLOCATIONS AND DISTRIBUTIONS OF TRANSITION BOND COMPANY REVENUES

Please see below for a general summary of the flow of collected Transition
Charges:




[CHART ILLUSTRATING THE ALLOCATIONS AND DISTRIBUTIONS OF TRANSITION BOND COMPANY REVENUES APPEARS HERE][Chart describing the flow of transition charges as follows: Retail customer pays electric utility bill, including transition charges to REPs, who remit the billed transition charges to the servicer (whether collected or not from the customer); the servicer remits the transition charges to the indenture trustee for deposit to the collection account for the series of Bonds, which is then applied to the general subaccount to be distributed in accordance with the payment "waterfall" described in the prospectus.]




Note:
(1) Indenture trustee and independent manager fees and expenses not to exceed $30,000 annually for all series of outstanding Bonds.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

--------------------------------------------------------------------------------
ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


                                    GLOSSARY

"COLLATERAL"                     All assets held by the indenture trustee for
                                 the benefit of the holders of the Bonds. Most
                                 assets of the Issuer will be held by the
                                 indenture trustee in a segregated account
                                 established pursuant to an indenture (the
                                 "Collection Account").
                                 The Issuer's principal asset will be Transition
                                 Property. Transition Property is a present
                                 property right created pursuant to the Texas
                                 Electric Utility Restructuring Act and the
                                 Financing Order, which became final and
                                 non-appealable in January 30, 2003. It consists
                                 primarily of the irrevocable right to impose,
                                 collect and receive non-bypassable TCs.
"PRINCIPAL PAYMENTS"             Principal will be paid sequentially.
                                 No class will receive principal payments until
                                 all classes of a higher numerical designation
                                 have been paid in full unless there is an
                                 acceleration of the Bonds following an event of
                                 default in which case principal will be paid to
                                 all classes on a pro-rata basis.
                                 Please see "Scheduled Amortization."
"STATE PLEDGE"                   The State of Texas (including the PUCT)
                                 has pledged that it will not take or permit any
                                 action that would impair the value of the
                                 Transition Property or reduce, alter or impair
                                 the TCs until the related Bonds are fully
                                 repaid or discharged, other than periodic
                                 true-up adjustments to correct any
                                 overcollections or undercollections.
                                 No voter initiative or referendum process
                                 currently exists in Texas.
"TRANSITION CHARGES OR TCS"      TCs are statutorily-created,
                                 non-bypassable, usage-based per kilowatt hour and per kilowatt charges. TCs are irrevocable and payable, through REPs, by retail electric customers within Oncor's historic service territory.
                                 TCs are calculated to ensure collection of revenues sufficient to (a) pay periodic expenses associated with the Bonds; (b) make scheduled payments of principal and interest
                                 (including required payments to the swap counterparty, if any) on the Bonds; (c) fund scheduled deposits to an overcollateralization subaccount; and (d) replenish any amounts previously withdrawn from the overcollateralization subaccount or the capital subaccount. For summary historical information regarding Oncor's retail electric sales, customers and revenues, please refer to "Source of Revenues: Historical Customer Class
                                 Composition."

"TRUE-UP MECHANISM               True-ups correct any undercollections or over-
AND CREDIT                       collections of TCs during the preceding year
ENHANCEMENT"                     (for standard true-ups) or the preceding six
                                 months (for interim true-ups). These are legislatively mandated by PUCT's irrevocable
                                 Financing Order.

                                    o   Standard: Annually.

                                    o   Interim: Semi-annually, if (a)
                                        anticipated principal balance (taking
                                        into account amounts in the reserve
                                        subaccount) is 5% greater or less than
                                        expected principal balance, or (b) such
                                        measure is necessary to meet certain
                                        rating agency requirements that a
                                        series of Bonds be paid in full by the
                                        expected maturity date.

                                    o   Non-Standard: If forecasted billing
                                        units for any classes decreases by more
                                        than 10% compared to the threshold
                                        billing units recorded during the 12
                                        months ending April 30, 1999.

                                 Capital Subaccount: upfront cash deposit of 0.5% of initial principal balance.

                                 Overcollateralization Subaccount: funded in equal installments on each payment date to reach 0.5% of initial principal balance.

                                 Reserve Subaccount: holds any excess
                                 collections of TCs.

                                 REP Security Deposit Subaccounts: may be drawn upon in the event of a REP payment default.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

--------------------------------------------------------------------------------
ONCOR ELECTRIC DELIVERY                                            JULY 25, 2003
TRANSITION BOND COMPANY LLC            PRELIMINARY
--------------------------------------------------------------------------------


All information in this Preliminary Term Sheet and Computational Materials, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Oncor Electric Delivery Transition Bond Company LLC and Oncor Electric Delivery Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Saber Partners, LLC, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch & Co., and their affiliates make no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such Offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Saber Partners, LLC, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch & Co. disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch & Co., and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch & Co. are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.